PFM MULTI-MANAGER SERIES TRUST

PFM Multi-Manager Domestic Equity Fund

PFM Multi-Manager International Equity Fund

PFM Multi-Manager Fixed-Income Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated March 27, 2020

to the Funds’ Statutory Prospectus dated January 28, 2020

This supplement provides new and additional information to the Funds’ statutory prospectus dated January 28, 2020. You can find the statutory prospectus, as well as other information about the Funds, online at www.pfm.com/multiassetfunds. You may also obtain this information at no charge by calling 1-833-PFM-MMST (1-833-736-6678).

The current “Market Risk” disclosure under the heading “More Information about the Funds” and the sub-heading “A Further Discussion of Risks” in the Funds’ statutory prospectus is deleted in its entirety and replaced by the following:

Market Risk (All Funds). This is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers, real or perceived general economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, political or social developments, or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect a Fund. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide and therefore could adversely affect the value of a Fund’s investments. Securities markets may experience great short-term volatility and may fall sharply at times. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. The value of a Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Price changes may be temporary or last for extended periods. The value of your investment could decline over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Please keep this supplement with your prospectus for future reference.